UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2007

IndyMac Residential Mortgage-Backed Trust, Series 2007-L1
(as issuing entity)

IndyMac ABS, Inc.
(as depositor)

IndyMac Bank, F.S.B.
(as sponsor)

Delaware	333-134691-09	95-4685267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 North Lake Avenue Pasadena, CA		91101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 626-535-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits
	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	Exhibits.

Item 601(a) of Regulation S-K Exhibit No.	Description
5.1	Opinion of Thacher Proffitt & Wood LLP, relating to the IndyMac Residential Mortgage-Backed Trust, Series 2007-L1.
8.1	Opinion of Thacher Proffitt & Wood LLP (contained in Exhibit 5.1)
23.1	Consent of Thacher Proffitt & Wood LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 27, 2007

INDYMAC ABS, INC.

By:	/s/ Jill Jacobson
Name:	Jill Jacobson
Title:	Vice President

EXHIBIT INDEX

Item 601(a) of Regulation S-K Exhibit No.	Description
5.1	Opinion of Thacher Proffitt & Wood LLP, relating to the IndyMac Residential Mortgage-Backed Trust, Series 2007-L1.
8.1	Opinion of Thacher Proffitt & Wood LLP (contained in Exhibit 5.1)
23.1	Consent of Thacher Proffitt & Wood LLP (contained in Exhibit 5.1)